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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 31, 1997


                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                            Commission File 000-21786
                            -------------------------


         STATE OF DELAWARE                      57-0962375
  -------------------------------       ------------------------------------
  (State or other jurisdiction of       (I.R.S. Employer Identification No.)
   incorporation or organization)


     7909 Parklane Road, Columbia, SC                   29223
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  (Address of Principal Executive Office)             (Zip Code)


Registrant's telephone number, including area code   (803)741-3000
                                                   -------------------



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                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.

                                    Form 8-K

               TABLE OF CONTENTS OF INFORMATION REQUIRED IN REPORT

                                                                          PAGE

Item 1.     Changes in Control of Registrant                                3

Item 2.     Acquisition or Disposition of Assets                            3

Item 7.     Financial Statements and Exhibits                               3

Signatures                                                                  4

Exhibit Index                                                               5




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On December 31, 1997, as a result of the transaction described in Item 2. Acquisition or Disposition of Assets, below, Resource Bancshares Corporation ("RBC"), which previously had been the controlling shareholder of the Registrant, became a wholly owned subsidiary of the Registrant. To the Registrant's knowledge no shareholder currently has a controlling interest in the Registrant.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 1997, the Registrant acquired all of the outstanding stock of RBC (a company engaged in the small ticket equipment leasing and commercial mortgage banking businesses) as a result of a merger of a wholly owned subsidiary of the Registrant with and into RBC. In the merger, each outstanding share of RBC voting and nonvoting common stock was converted into the right to receive 1.13747 shares of the Registrant's common stock, par value $0.01 per share. Before the merger, RBC was the controlling shareholder of the Registrant, holding approximately 36.4% of the Registrant's outstanding common stock. Information concerning the merger and RBC and its businesses, assets and liabilities can be found in the Registrant's and RBC's Joint Proxy Statement/Prospectus dated December 2, 1997 filed with the Securities and Exchange Commission (the "Commission") on December 2, 1997 pursuant to Rule 424(b) which is included as an Exhibit hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

Historical financial statements of RBC for the year ended December 31, 1996 and the nine months ended September 30, 1997 set forth on pages F-1 through F-25 in the Registrant's and RBC's Joint Proxy Statement/Prospectus dated December 2, 1997 filed with the Commission on December 2, 1997 pursuant to Rule 424 (b) which is included as an Exhibit hereto and incorporated herein by reference.

b) Pro Forma Financial Statements.

Pro forma combined financial statements of the Registrant and RBC for the year ended December 31, 1996 and the nine months ended September 30, 1997 set forth on pages 56 - 61 in the Registrant's and RBC's Joint Proxy Statement/Prospectus dated December 2, 1997 filed with the Commission on December 2, 1997 pursuant to Rule 424 (b) which is included as an Exhibit hereto and is incorporated herein by reference.

(c) Exhibits.

2.1 Agreement of Merger dated as of April 18, 1997, as amended by First Amendment to Agreement of Merger dated September 18, 1997 and Second Amendment to Agreement of Merger dated as of December 12, 1997, as set forth on pages A-1 through A-33 in the Registrant's and RBC's Joint Proxy Statement/Prospectus dated December 2, 1997 filed with the Commission on December 2, 1997 pursuant to Rule 424(b) is incorporated herein by reference.



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20.1 The Registrant's and RBC's Joint Proxy Statement/Prospectus dated December
2, 1997 filed with the Commission on December 2, 1997 pursuant to Rule 424(b) is incorporated herein by reference.

23.1 Consent of Price Waterhouse




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Resource Bancshares Mortgage Group, Inc.
                                       By:

                                       /s/ Steven F. Herbert
                                       ----------------------------------------
                                       Steven F. Herbert
                                       Senior Executive Vice President and
                                       Chief Financial Officer



                                       Dated January 15, 1998




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                                INDEX TO EXHIBITS

EXHIBIT
No.                   DESCRIPTION                                          PAGE
-------               -----------                                          ----

2.1      Agreement of Merger dated as of April 18, 1997, as amended by       *
         First Amendment to Agreement of Merger dated September 18, 1997 and Second Amendment to Agreement of Merger dated as of December 12, 1997, as set forth on pages A-1 through A-33 in the Registrant's and RBC's Joint Proxy Statement/Prospectus dated December 2, 1997 filed with the Commission on December 2, 1997 pursuant to Rule 424 (b) is incorporated herein by reference.

20.1     The Registrant's and RBC's Joint Proxy Statement/Prospectus dated   *
         December 2, 1997 filed with the Commission on December 2, 1997 pursuant to Rule 424(b) is incorporated herein by reference.

23.1     Consent of Price Waterhouse                                        ___



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